Exhibit 99.1


                    CERTIFICATION PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB of ViaStar Holdings, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George J. Malasek, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.


/s/ GEORGE J. MALASEK
---------------------
George J. Malasek
Chairman of Board
and Chief Executive Officer
August 29, 2002


In connection with the Quarterly Report on Form 10-QSB of ViaStar Holdings, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth J. Yonika, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.


/s/ KENNETH YONIKA
-------------------
Kenneth Yonika
Chief Financial Officer
(Principal Financial and Accounting Officer)
August 29, 2002